PREMPLACE LIMITED PARTNERSHIP,
                                AS LANDLORD, AND

                      INSTITUTIONAL EQUITY HOLDINGS, INC.,
                                    AS TENANT

                              DATED AUGUST 18, 1999





                                  PREMIER PLACE

DALLAS, TEXAS

                             BASIC LEASE INFORMATION

                           Lease Date: August 18, 1999

Landlord:  PREM1LACE LIMITED PARTNERSHIP, a Delaware limited partnership Tenant:
INSTITUTIONAL EQUITY HOLDINGS, INC., a Nevada corporation Premises: Suite No. 1480, containing 7,059 rentable square feet, in the office building commonly known as Premier Place (the "Buildin2"), and whose street address is 5910 North Central Expressway, Dallas, Texas 75206. The Premises are outlined on the plan attached to the Lease as Exhibit A. The land on --------- which the Building is located (the "Land") is described on Exhibit B. The term "Building" includes the --------- related land, driveways, parking facilities, and similar improvements.
Term: Approximately 62 months, commencing on the Commencement Date and ending at 5:00 pm. local time on the last day of the 62nd full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Commencement Date: The earliest of(a) the date on which Tenant occupies any portion of the Premises and begins conducting business therein, (b) the date on which the Work (as defined in Exhibit D hereto) in the Premises is Substantially Completed (as defined in Exhibit D hereto), or (c) the date on which the Work in the Premises would have been Substantially Completed but for the occurrence of any Tenant Delay Days (as defmed in

                               Exhibit D hereto).
                                    ------- -

Subject to the abatement of Basic Rent as provided in Exhibit I hereto, Basic Rent shall be the following amounts for the following periods of time

As used herein, the term "Lease Month" shall mean each calendar month during the Term (and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term and the monthly Basic Rent rate applicable for such partial month).

 Security Deposit:       $112,353.25.

Basic Rent, Tenant's Proportionate Share of Taxes and Electrical Costs, Tenant's share of Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

                         THIS LEASE  AGREEMENT (this "Lease") is entered into as
of August 18, 1999, between PREMPLACE LIMITED PARTNERSHIP,

a Delaware limited partnership ("Landlord"), and INSTITUTIONAL EQUITY HOLDINGS, INC., a Nevada corporation ("Tenant").

         1. Definitions and Basic Provisions. The definitions and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "Affiliate" means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "Buildin2's Structure" means the Building's exterior walls, roof, elevator shafts, footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams; "Building's Systems" means the Building's HYAC, life-safety, plumbing, electrical, and mechanical systems; "including" means including, without limitation; "Laws" means all federal, state, and local laws, rules and regulations, all court orders, governmental directives, and governmental orders, and all restrictive covenants affecting the Building, and "Law" shall mean any of the foregoing; and "Tenant Party" means any of the following persons: Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees.

2. Lease Grant. Subject to the terms of this Lease, Landlord leases to Tenant, and Tenant leases from ------------
Landlord, the Premises.

         3. Tender of Possession. Landlord and Tenant presently anticipate that possession of the Premises will be tendered to Tenant (with the Work to be performed by Landlord therein, if any, Substantially Completed) on or about September 15, 1999 (the "Estimated Delivery Date"). If Landlord is unable to tender possession of the Premises in such condition to Tenant by the Estimated Delivery Date, then (a) Landlord shall not be in default hereunder or be liable for damages therefor, and (b) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Tenant shall execute and deliver to Landlord, within ten days after Landlord has requested the same, a letter substantially in the form of Exhibit E hereto confirming (1) the Commencement Date and the expiration date of the initial Term, (2) that Tenant has accepted the Premises, and (3) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter). Occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Basic Rent, Additional Rent, Taxes and Electrical Costs (each as defmed herein).

         4.                       Rent.

(a) Payment. Tenant shall timely pay to Landlord Rent, without notice, demand, deduction or set off (except as otherwise expressly provided herein), at Landlord's address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter

Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

                  (b) Operating Costs: Taxes: Electrical Costs.
                    ----------------------------------------

                 (1) Tenant shall pay to Landlord the amount (per each rentable square foot in the Premises) ("Additional Rent") by which the annual Operating Costs (defined below) per rentable square foot in the Building exceed the Expense Stop (per rentable square foot in the Building). Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term. During each calendar year or partial calendar year of the Term (after the base year, if the Expense Stop is calculated on a base year basis), Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Basic Rent, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

(b) (2) The term Operating Costs" shall mean all expenses and disbursements (subject to the l imitations set forth below) that
                                 -----
Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including the following costs: (A) wages and salaries (including management fees) of all on-site employees at or below the grade of senior building manager engaged in the operation, maintenance or security of the Building (together with Landlord's reasonable allocation of expenses of off-site employees at or below the grade of senior building manager who perform a portion of their services in connection with the operation, maintenance or security of the Building), including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, are expected to reduce the normal operating costs (including all utility Costs) of the Building, as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment, as well as capital improvements made in order to comply with any Law hereafter promulgated by any governmental authority or any interpretation hereafter rendered with respect to any existing Law, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except Electrical Costs and the cost of other utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this Section 4(b); (E) insurance expenses;
(F) repairs, replacements, and general maintenance of the Building; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including alarm service, window cleaning, and elevator maintenance).

Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 4.(b)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions;
(vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes; and (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building. If the Expense Stop is calculated on a base year basis, Operating Costs for the base year only shall not include market-wide labor-rate increases due to extraordinary circumstances, including boycotts and strikes; utility rate increases due to extraordinary circumstances, including conservation surcharges. boycotts, embargos or other shortages; or amortized costs relating to capital improvements.
                 (3) Tenant shall also pay its Proportionate Share of any increase in Taxes for each year and partial year falling within the Term over the Taxes for the Base Tax Year. Tenant shall pay its Proportionate Share of Taxes in the same manner as provided above for Additional Rent with regard to Operating Costs. "Taxes" shall mean taxes, assessments, and governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement that are not treated as part of Operating Costs) now or hereafter attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Building, and all rights to receive notices of reappraisement as set forth in Sections 41.413 and 42.015 of the Texas Tax Code.

                 (4) Tenant shall also pay to Landlord Tenant's Proportionate Share of the cost of all electricity used by the Building ("Electrical Costs"). Such amount shall be payable in monthly installments on the Commencement Date and on the first day of each calendar month thereafter. Each installment shall be based on Landlord's estimate of the amount due for each month. From time to time during any calendar year, Landlord may estimate or re-estimate the Electrical Costs to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Electrical Costs payable by Tenant shall be appropriately adjusted in accordance with the estimations.

                 (5) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs and Electrical Costs for the previous year, in each case adjusted as provided in
Section 4(b)(6), and of the Taxes for the previous year (the "Operating Costs and Tax Statement"). If the Operating Costs and Tax Statement reveals that Tenant paid more for Operating Costs or Electrical Costs than the actual amount for the year for which such statement was prepared, or more than its actual share of Taxes for such year, then Landlord shall common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and(S) electrical current during normal business hours for equipment that does not require more than 110 volts and whose electrical energy consumption does not exceed normal office usage. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage caused by a Tenant Party. If Tenant desires any of the services specified in Section 7.(a)(2): (A) at any time other than between 7:00 a.m. and 6:00 p.m. on weekdays and between 8:00 a.m. and 1:00 p.m. on Saturday (in each case other than holidays), or (B) on Sunday or holidays, then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within 30 days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing after-hour HVAC service to Tenant shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service.

                (b)  Excess  Utility  Use.  Landlord  shall not be  required  to furnish electrical current for equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 7(a), Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within 30 days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within 30 days after Landlord has delivered to Tenant an invoice therefor.

(c) Restoration of Services; Abatement. Landlord shall use reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for more than five consecutive business days because of the unavailability of any such service and such unavailability was not caused by a Tenant Party, then Tenant shall, as its exclusive remedy be entitled to a reasonable abatement of Rent for each consecutive day (after such five-day period) that Tenant is so prevented from using the Premises.

(a) Improvements Alterations. Improvements to the Premises shall be installed at Tenant's expense
                                          -------------------------
only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall be governed by standards in the following sentence. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any alteration or addition that would adversely affect (in the reasonable discretion of Landlord) (1) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or (3) the appearance of the Building's common areas or elevator lobby areas. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance.

                (b) Repairs Maintenance. Tenant shall maintain the Premises in a clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within 15 days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section S shall be paid by Tenant to Landlord within 30 days after Landlord has invoiced Tenant therefor.

                (c) Performance of Work. All work described in this Section 8 shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building's Structure and the Building's Systems). All such work which may affect the Building's Structure or the Building's Systems must be approved by the Building's engineer of record, at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work.

                (d) Mechanic's Liens. Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Building or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (1) pay the amount of the lien and cause the lien to be released of record, or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant or any contractor or subcontractor of Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Building or Landlord's interest therein due to any work performed by or for Tenant.

         9. . Tenant shall continuously occupy and use the Premises only for the Permitted Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The population density within the Premises as a whole shall at no time exceed one person for each 300 rentable square feet in the Premises. Tenant shall not conduct second or third shift operations within the Premises; however, Tenant may use the Premises after normal business hours, so long as Tenant is not generally conducting business from the Premises after normal business hours. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any Hazardous Materials (other than typical office supplies photocopier toner] and then only in compliance with all Laws). Tenant shall not use any substantial portion of the Premises for a "call center," any other telemarketing use, or any credit processing use. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.

         10.                      Assignment and SubIetting

                (a) Transfers. Except as provided in Section 10(g), Tenant shall not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet anyportion ofthe Premises, (5) grant any license, concession, or otherright of occupancy of any portion of the Premises, or 6 permit the use of the Premises by any parties other than Tenant (any of the events listed in Section I0(a)(l) through lO.(a)(6) being a "Transfer").

                (b) Consent Standards. Landlord shall not unreasonably withhold its consent to any assignment or subletting of the Premises, provided that the proposed transferee (A) is creditworthy, (B) has a good reputation in the business community, (C) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building, (D) is not a governmental entity, or subdivision or agency thereof, and (E) is not another occupant of the Building or person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion.

                (c) Request for Consent. If Tenant requests Landlord's consent to a Transfer, then, at least 15 business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $1,000 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer.

(d) Conditions to Consent. If Landlord consents to a proposed Transfer, then the proposed transferee --------------------- shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

                (e) Cancellation. Landlord may, within 30 days after submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

                (t) Additional Compensation. Tenant shall pay to Landlord, immediately upon receipt thereof, the excess of (1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish work, and the like) over (2) the Rent allocable to the portion of the Premises covered thereby.

                (g) Perirntted Transfers. Notwithstanding Section 10(a), Tenant may Transfer all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a `Permitted Transferee") without the written consent of Landlord:

                         (1) an Affiliate of Tenant;

                 (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date hereof; or

                 (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date hereof.

                 Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants of the Building. At least 30 days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with copies of the instrument effecting any of the foregoing Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. Tangible Net Worth" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this
                 Section 10.

                          11.     Insurance Waivers: Subrogation: Indemnity.
                                  -----------------------------------------

                                  (a) Tenant's Insurance.  Tenant shall maintain
                 throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of $3,000,000 per occurrence or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord, Landlord's agents and their respective Affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises,
                 (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, (3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (4) worker's compensation insurance, and(S) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

                                  (b) Landlord's Insurance.  Throughout the Term
                 of this Lease, Landlord shall maintain, as a minimum, the following insurance policies: (1) fire and extended risk insurance for the Building's replacement value and (2) commercial general liability insurance in an amount of not less than $3,000,000. The cost of all insurance carried by Landlord with respect to the Building shall be included in Operating Costs.

                                  (c) No  Subrogation.  Landlord and Tenant each
                 waives any claim it might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a Loss to the extent the same is insured against under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

                                  (d) Indemnity. Subject to Section 1 ]~.(c.), Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits,judgments, damages, and expenses (including attorneys' fees) arising from
                 (1) any Loss arising from any occurrence on the Premises or (2) Tenant's failure to perform its obligations under this Lease, even though caused or alleged to be caused by the negligence or fault of Landlord or its agents (other than a Loss arising from the sole or gross negligence of Landlord or its agents), and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. This indemnity is intended to indemnify Landlord and its agents against the consequences of their own negligence or fault as provided above when Landlord or its agents are jointly, comparatively, contributively, or concurrently negligent with Tenant. Subject to Section 11 (c), Landlord shall defend, indenmify, and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence in the Building's common areas, even though caused or alleged to be caused by the negligence or fault of Tenant or its agents (other than a Loss arising from the sole or gross negligence of Tenant or its agents), and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Tenant or its agents. This indemnity is intended to indemnify Tenant and its agents against the consequences of their own negligence or fault as provided above when Tenant or its agents are jointly, comparatively, contributively, or concurrently negligent with Landlord. The indemnities set forth in this Section 11 .(d) shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

12. Subordination: Attornment Notice to Landlord's Mortgagee

                                  (a)   Subordination.   This  Lease   shall  be
                 subordinate to any deed of trust, mortgage, or other security instrument (each, a Mortgage or any ground lease, master lease, or primary lease (each, a "Primary Lease"), that now or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage or the lessor under any such Primary Lease is referred to herein as a "Landlord's Mortgagee Landlord shall use reasonable efforts to obtain a subordination, non-disturbance and attomment agreement from the current Landlord's Mortgagee, in the form of Exhibit J hereto or another form reasonably acceptable to Tenant and Landlord's Mortgagee, within 30 days from the date hereof; however, Landlord's failure to deliver such agreement shall not constitute a default by Landlord hereunder nor affect the subordination of the Lease as provided in this Section; and further provided that any costs associated with obtaining such subordination, non-disturbance and attomment agreement shall be paid by Tenant within 15 days after Landlord's written request therefor. Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten days after written request therefor such documentation, in recordable form if required, as a Landlord's Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord's Mortgagee's Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

                                  (b) Attornment. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                                  (c) Notice to Landlord's Mortgagee Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

                                  (d)    Landlord's    Mortgagee's    Protection
                 Provisions. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee;
                 (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord), and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's
                 Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

                         13. Rules and Regulations  Tenant shall comply with the
                 rules and regulations of the Building which are attached hereto as Exhibit C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

                          14.     Condemnation.
                                  ------------

(a) Total Taking. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"), ------------ this Lease shall terminate as of the date of the Taking.

                 subordination, non-disturbance and attomment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

                                  (b) Attornment. Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

                                  (c) Notice to Landlord's Mortgagee Tenant shall not seek to enforce any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

                                  (d)    Landlord's    Mortgagee's    Protection
                 Provisions. If Landlord's Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee;
                 (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord), and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's
                 Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

                         13. Rules and Regulations  Tenant shall comply with the
                 rules and regulations of the Building which are attached hereto as Exhibit C. Landlord may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

                          14.     Condemnation.
                                  ------------

(a) Total Taking. If the entire Building or Premises are taken by right of eminent domain or conveyed in lieu thereof (a "Taking"),
         ------------

         this Lease shall terminate as of the date of the Taking.

                                  (b) Partial TakinQ - Tenant's  Rights.  If any
                 part of the Building becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 180 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

                                  (c) Partial Taking - Landlord's Rights. If any
                 material portion, but less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14(b).

                                  (d) Award. If any Taking occurs, then Landlord
                 shall receive the entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

                          15.     Fire or Other Casualty.
                                  ----------------------

                                  (a) Repair  Estimate.  If the  Premises or the
                 Building are damaged by fire or other casualty (a "Casualty"), Landlord shall, within 90 days after such Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

                                  (b) Tenant's Rights.  If a material portion of
                 the Premises is damaged by Casualty such that Tenant is prevented from conducting its business in the Premises in a maimer reasonably comparable to that conducted irmnediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 210 days after the Casualty (the "Repair Period"), then Tenant may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

                                  (c) Landlord's  Rights.  If a Casualty damages
                 the Premises or a material portion of the Building and (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period, (2) the damage to the Premises exceeds 50% of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two years of the Term, (3) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Building would be uneconomical, or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

(d) Repair Obligation If neither party elects to terminate this Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall only be required to reconstruct the Premises to the extent of any improvements existing therein on the date of the damage that were installed by

                 Landlord as part of Landlord's Work (if any) described in Exhibit D ("Landlord's Contribution"), and Landlord's obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds actually received by Landlord for the Casualty in question. Tenant shall be responsible for repairing or replacing its furniture, equipment, fixtures, alterations and other improvements which Landlord is not obligated to restore, and shall use the proceeds of its insurance for such purpose. Tenant shall pay the difference betweenthetotal cost ofreconstructingthe Premises and Landlord's Contribution ("Tenant's Contribution"). Prior to Landlord's commencement of reconstruction, Tenant shall place Landlord's estimate of Tenant's Contribution in escrow with Landlord (or furnish Landlord other commercially reasonable assurances of payment thereof).

                                  (e) Abatement of Rent. If the Premises are damaged by Casualty, Rent for the portion of the Premises rendered untenantable by the damage shall be abated on a reasonable basis from the date of damage until the completion of Landlord's repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may
                 be), unless a Tenant Party caused such damage, in which case, Tenant shall continue to pay Rent without abatement.

                         16. Personal Property Taxes. Tenant shall be liable for
                 all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within 30 days following written request, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with Law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

17. Events of Default. Each of the following occurrences shall be an "Event of Default": --------- ------- -------- --------

                                  (a) Payment  Default.  Tenant's failure to pay
                 Rent within five days after Landlord has delivered written notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Tenant fails to pay Rent when due and, during the 12 month interval preceding such failure, Landlord has given Tenant written notice of failure to pay Rent on one or more occasions;

(b) Abandonment. Tenant (1) abandons or vacates the Premises or any substantial portion thereof or ----------- (2) fails to continuously operate its business in the Premises;

                                  (c) Estoppel. Tenant fails to provide any estoppel certificate after Landlord's written request thereforpursuant to Section 25 (c) and such failure shall continue for five days after Landlord's second written notice thereof to Tenant;

(d) Other Defaults. Tenant's failure to perform, comply with, or observe any other agreement or --------------- obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; and

(e) Insolvency. The filing of a petition by or against Tenant (the term "Tenant" shall include, for the purpose of this Section 1.7. ---------- ------ (e), any guarantor of Tenant's obligations hereunder) (I) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

18. Remedies. Upon any Event of Default, Landlord may, in addition to all other rights and remedies afforded -------- Landlord hereunder or by law or equity, take any one or more of the following actions:

                                  (a) Termination of Lease. Terminate this Lease
                 by giving Tenant written notice thereof, in which event Tenant shall pay to Landlord the sum of(l) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of' `Money Rates" minus one percent, minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

                                  (b) Termination of Possession. Terminate Tenant's right to possess the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18(b). If Landlord elects to proceed under this Section 18(b), it may at any time elect to terminate this Lease under Section 1 8(a); or

                                  (c) Alteration of Locks. Additionally, with or
                 without notice, and to the extent permitted by Law, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

             19. Payment by Tenant: Non-Waiver Cumulative Remedies.
                ------- -------------------------------- --------

                                  (a) Payment by Tenant. Upon any Event of Default, Tenant shall pay to Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property,
                 (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant,
                 (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant fmish work, and other costs incidental to such reletting), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

                                  (b) No Waiver.  Landlord's  acceptance of Rent
                 following an Event of Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of
                 Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

                                  (c) Cumulative Remedies.  Any and all remedies
                 set forth in this Lease: (1) shall be in addition to any and all other remedies Landlord may have at law or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

                         20. Landlord's Lien. In addition to any statutory landlord's lien, now or hereafter enacted, Tenant grants to
                 Landlord,   to  secure  performance  of  Tenant's   obligations
                 hereunder, a security interest in all goods (including equipment and inventory), fixtures, and other personal property of Tenant situated on the Premises, and all proceeds thereof (the "Collateral"), and the Collateral shall not be removed from the Premises without the prior written consent of Landlord (other than in Tenant's ordinary course of business) until all obligations of Tenant have been fully performed. Upon the occurrence of an Event of Default, Landlord may, in addition to all other remedies, without notice or demand except as provided below, exercise the rights afforded to a secured party under the Uniform Commercial Code of the state in which the Premises are located (the "UCC"). To the extent the UCC requires Landlord to give to Tenant notice of any act or event and such notice cannot be validly waived before a default occurs, then five-days' prior written notice thereof shall be reasonable notice of the act or event. Tenant grants to Landlord a power of attorney to execute and file any financing statement or other instrument necessary to perfect Landlord's security interest under this Section 20, which power is coupled with an interest and is irrevocable during the Term. Landlord may also file a copy of this Lease as a financing statement to perfect its security interest in the Collateral. Within ten days following written request therefor, Tenant shall execute fmancing statements to be filed of record to perfect Landlord's security interest in the Collateral.

                         21. Surrender of Premises.  No act by Landlord shall be
                 deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the
                 Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal). Additionally, at Landlord's option, Tenant shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, cabling, and furniture as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises if Landlord has specifically agreed in writing that the improvement or addition in question need not be removed. Tenant shall repair all damage caused by such removal. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord's rights in respect of the security interest granted under Section 20. The provisions of this Section 21 shall survive the end of the Term.

                         22.  Holding  Over,  if  Tenant  fails  to  vacate  the
                 Premises at the end of the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, (a) Tenant shall pay, in addition to the other Rent, Basic Rent equal to the greater of (1) 150% of the Basic Rent payable during the last month of the Term, or (2) 125% of the prevailing rental rate in the Building for similar space, and
                 (b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. The provisions of this
                 Section 22 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law, If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

23. Certain Rights Reserved by Landlord. Provided that the exercise of such rights does not unreasonably ---------------------------- --------
interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

                                  (a) Building Operations To decorate and to make inspections, repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

                                  (b) Security. To take such reasonable measures
                 as Landlord deems advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time;

(c) Prospective Purchasers and Lenders. To enter the Premises at all reasonable hours to show the ----------- --------------- -------
                 Premises to prospective purchasers or lenders; and

                                  (d) Prosnective Tenants. At any time during the last 12 months of the Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term) or at any time following (f) Notices. All notices and other communications given pursuant to this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

                                  (g) Separability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

                                  (h) Amendments: and Binding Effect. This Lease
                 may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

                                  (i) quiet Enjoyment Provided Tenant has performed all of its obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

                                  (j) No Merger. There shall be no merger of the
                 leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

                                  (k) No Offer.  The submission of this Lease to
                 Tenant shall not be construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

                                  (1) Entire  A2reement.  This Lease constitutes
                 the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

(m) Waiver of Jury Trial. To the maximum extent permitted by law, Landlord and Tenant each waive right to trial by jury in any
         --------- ----------
         litigation arising out of or with respect to this Lease.

(n) Governing Law. This Lease shall be governed by and construed in accordance with the laws of the --------- --- state in which the Premises are located.

(n) Recording. Tenant shall not record this Lease without the prior written consent of Landlord, which consent
         ---------
                 (p) Joint and Several Liability. If Tenant is comprised of more than one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All unperformed obligations of Tenant at the end of the Term shall survive.

                 (q) Financial Reports. Within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (1) to Landlord's Mortgagee or prospective mortgagees or purchasers of the Building, (2) in litigation between Landlord and Tenant, and (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 25(q) more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

                 (r) Landlord's Fees. Whenever Tenant requests Landlord to take any action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys', engineers' or architects' fees, within 30 days after Landlord's delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

                 (s) Telecommunications. Tenant and its telecommunications companies, including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems ("Telecommunications Services"), for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable Laws and Landlord's policies and practices for the Building. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services.

(t) Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord's
         ---------------
benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord's prior written consent. The consent by Landlord

                 to any  disclosures  shall  not be deemed to be a waiver on the
                 part  of  Landlord  of  any  prohibition   against  any  future
                 disclosure.

                 (u) Authority. Tenant (if a corporation, partnership or other business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.

                 (v) Hazardous Materials. The term "Hazardous Materials" means any substance, material, or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this
Section 25(v), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 25(v). This indemnity provision shall survive termination or expiration of this Lease.

(w) List of Exhibits. All exhibits and attachments attached hereto are incorporated herein by this ---- -- -------- reference.

                 Exhibit A - Outline of Premises

Exhibit B - Description of the Land Exhibit C - Building Rules and Regulations Exhibit D - Tenant Finish-Work Exhibit B - Form of Confirmation of Commencement Date Letter Exhibit F - Form of Tenant Estoppel Certificate Exhibit G - Parking Exhibit H - Renewal Option Exhibit I - Rent Abatement Provisions

Exhibit J - Form of Subordination, Non-Disturbance and Attomment Agreement

 26.                              Other Provisions.
                                  ----------------

(a) Temporary Occupancy Licenses. Notwithstanding Section 10 of the Lease to the contrary, Tenant may grant temporary occupancy licenses to companies and individuals with whom Tenant conducts business with to occupy up to 10% of the Premises (based upon the number of rentable square feet existing therein as of the date hereof). Tenant shall remain primarily liable for all of the obligations of the "Tenant" under the Lease and Tenant shall insure that all such parties comply with all of the terms and conditions of the Lease. If such parties unreasonably interfere with Landlord or other tenants of the Building, as determined in Landlord's reasonable discretion, Landlord may at any time terminate the right granted to Tenant under this Section 26(a) upon 10 days prior written notice thereof.

OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

         Dated as of the date first above written





                               its general partner

            vice

                      INSTITUTUIONAL EQUITY HOLDINGS, INC.,

                              a Nevada corporation

BEING a tract or parcel of land situated in the City of Dallas, Dallas County, Texas; and being part of Block 5185 of the City of Dallas and being that same tract of land conveyed to Trailwood Land Company dated December 21, 1972; and being more particularly described as follows:

BEGINNING at an iron rod for corner at the intersection of the southwesterly line of Twin Sixties Drive (60 feet wide) and the southeasterly line of North Central Expressway (U. S. 75: 220 feet wide);

THENCE South 6601500 East along the southwest line of said Twin Sixties Drive and along its projected line in all a distance of 730.84 feet to an iron rod for corner in the northwesterly line of a 60 foot Texas Nebraska and Oklahoma R.R. ROW.;

THENCE is a southwesterly direction along said Railroad R.O.W. and along a curve to the right whose tangent bears South 41 25~34" West having a radius of 1115.92 feet, a central angle of 5 O4~56" and an arc length of 110.67 feet to an iron rod and the end of said curve;

THENCE South 47(degree)06'30' West continuing along the northwesterly line of said Railroad R.O.W. a distance of 12.80 feet to an iron rod for corner and the beginning to a curve to the left;

THENCE conthuing in a southwesterly direction along the northwesterly line of said R.R. R.O.W. and along said curve to the left whose tangent bears South 53(degree)25'53 West and having a radius of 2914.93 feet, a central angle of 1(degree)53'50 and an arc length of 96.53 feet to the end of said curve and an iron rod for corner;

THENCE North 66(degree) 15'00" West a distance of 640.59 feet to an iron rod for corner in the southeasterly line of said North Central Expressway;

THENCE North 23(degree)45' East along the southeasterly line of North Central Expressway a distance of 200.00 feet to the POINT OF BEGINNING and containing
3.1697 acres, more or less.

                         BUILDING RULES AND REGULATIONS

                         The following rules and regulations  shall apply to the
                 Premises,   the  Building,   the  parking   garage   associated
                 therewith, and the appurtenances thereto:

                         1. Sidewalks,  doorways,  vestibules, halls, stairways,
                 and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

                         2. Plumbing, fixtuzes and appliances shall be used only
                 for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

                         3. No signs, advertisements or notices shall be painted
                 or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws (other than those which are necessary to hang paintings, prints, pictures, or other similar items on the Premises' interior walls) shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the
                 Building.

                         5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

                         6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a maimer as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

                         7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. ALL damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals (other than seeing-eye dogs) shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

                         9. Tenant shall cooperate with Landlord's  employees in
                 keeping its leased premises neat and clean, Tenants shall not employ any person forthe purpose of such cleaning other than the Building's cleaning and maintenance personnel.

10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord.

         11. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

         12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance (other than typical office supplies toner] used in compliance with all Laws).

         13. Landlord will not be responsible for lost or stolen personal property, money or j ewehy from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

14. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord.

15. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

         16. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

         17. No tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by Landlord or the Building manager.

TENANT FINISH-WORK: ALLOWANCE

                              (Landlord Performs the Work)

1. Acceptance of Premises. Except as set forth in this Exhibit, Tenant accepts the Premises in their "AS-IS" ------------- -------- ----- condition on the date that this Lease is entered into.

         2.                       Space Plans.

                 (a) Preparation and Delivery. On or before August 5, 1999, Landlord shall deliver to Tenant a space plan prepared by Business Interiors or another design consultant selected by Landlord (the "Architect") depicting improvements to be installed in the Premises (the "Space Plans").

                 (b) Approval Process. Tenant shall notify Landlord whether it approves of the submitted Space Plans within three business days after Landlord's submission thereof If Tenant disapproves of such Space Plans, then Tenant shall notify Landlord thereof specifying in reasonable detail the reasons for such disapproval, in which case Landlord shall, within three business days after such notice, revise such Space Plans in accordance with Tenant's objections and submit to Tenant for its review and approval. Tenant shall notify Landlord in writing whether it approves of the resubmitted Space Plans within one business day after its receipt thereof This process shall be repeated until the Space Plans have been fmally approved by Tenant and Landlord. If Tenant fails to notify Landlord that it disapproves of the initial Space Plans within three business days (or, in the case of resubmitted Space Plans, within one business day) after the submission thereof, then Tenant shall be deemed to have approved the Space Plans in question.

         3.                       Working Drawings.
                                  ------- --------

                 (a) Preparation and Delivery. On or before August 16, 1999, Landlord shall deliver final working drawings of all improvements to be installed in the Premises and deliver the same to Tenant for its review and approval (which approval shall not be unreasonably withheld, delayed or conditioned). Such working drawings shall be prepared by Interprise, the Design Group, or another design consultant selected by Landlord (whose fee shall be included in the Total Construction Costs ).

                 (b) Approval Process. Tenant shall notify Landlord whether it approves of the submitted working drawings within three business days after Landlord's submission thereof If Tenant disapproves of such working drawings, then Tenant shall notify Landlord thereof specifying in reasonable detail the reasons for such disapproval, in which case Landlord shall, within three business days after such notice, revise such working drawings in accordance with Tenant's objections and submit the revised working drawings to Tenant for its review and approval. Tenant shall notify Landlord in writing whether it approves of the resubmitted working drawings within one business day after its receipt thereof This process shall be repeated until the working drawings have been finally approved by Landlord and Tenant. If Tenant fails to notify Land]ord that it disapproves of the initial working drawings within three business days (or, in the case of resubmitted working drawings, within one business day) after the submission thereof, then Tenant shall be deemed to have approved the working drawings in question. Any delay caused by Tenant's unreasonable withholding of its consent or delay in giving its written approval as to such working drawings shall constitute a Tenant Delay Day (defmed below). If the working drawings are not fully approved (or deemed approved) by both Landlord and Tenant by the tenth business day after the delivery of the initial draft thereof to Tenant, then each day after such time period that such working drawings are not fully approved (or deemed approved) by both Landlord and Tenant shall constitute a Tenant Delay Day.

(c) Landlord's Approval: Performance of Work. If any of Tenant's proposed construction work will
                   -------------------------------------------
affect the Building's Structure or the Building's Systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (1) they comply with all Laws, (2) the improvements depicted thereon do not adversely affect (in the reasonable discretion of
Landlord) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), the exterior appearance of the Building, or the appearance of the Building's common areas or elevator lobby areas, (3) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawijws" shall mean the final working drawings approved by Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building as a result of the improvements indicated by the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof After the Working Drawings have been approved, Landlord shall cause the Work to be performed in substantial accordance with the Working Drawings.

         4. Bidding of Work. Prior to commencing the Work, Landlord shall competitively bid the Work to three contractors approved by Landlord. If the estimated Total Construction Costs are expected to exceed the Construction Allowance, Tenant shall be allowed to review the submitted bids from such contractors to value engineer any of Tenant's requested alterations. In such case, Tenant shall notify Landlord of any items in the Working Drawings that Tenant desires to change within two business days after Landlord's submission thereof to Tenant. If Tenant fails to notify Landlord of its election within such two business day period, Tenant shall be deemed to have approved the bids. Within five business days following Landlord's submission to Tenant of the initial construction bids to Tenant under the foregoing provisions (if applicable), Tenant shall have completed all of the following items: (a)
finalized with Landlord's representative and the proposed contractor, the pricing of any requested revisions to the bids for the Work, and (b) approved in writing any overage in the Total Construction Costs in excess of the
Construction Allowance, failing which each day after such five business day period shall constitute a Tenant Delay Day.

         5. Change Orders. Tenant may initiate changes in the Work. Each such change must receive the prior written approval of Landlord, such approval not to be unreasonably withheld or delayed; however, (a) if such requested change would adversely affect (in the reasonable discretion of Landlord) (1) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or (3) the appearance of the Building's common areas or elevator lobby areas, or (b) if any such requested change might delay the Commencement Date, Landlord may withhold its consent in its sole and absolute discretion. Tenant shall, upon completion of the Work, furnish Landlord with an accurate architectural "as-built" plan of the Work as constructed, which plan shall be incorporated into this Exhibit D by this reference for all purposes. If Tenant requests any changes to the Work described in Tenant's Space Plans or the Working Drawings, then such increased costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total Construction Costs.

                         6.  Definitions.  As used herein,  a "Tenant Delay Day"
                 shall mean each day of delay in the performance of the Work that occurs (a) because of Tenant's failure to timely deliver or approve any required documentation such as the Space Plans or Working Drawings, (b) because of any change by Tenant to the Space Plans or Working Drawings, (c) because of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, or (d) because a Tenant Party otherwise delays completion of the Work. As used herein "Substantial Completion," "Substantially Completed," and any derivations thereof mean the Work in the Premises is substantially completed (as reasonably determined by Landlord) in substantial accordance with the Working Drawings. Substantial Completion shall have occurred even though minor details of construction, decoration, landscaping and mechanical adjustments remain to be completed by Landlord.

                         7. Walk-Through: Punchlist. When Landlord considers the
                 Work in the Premises to be Substantially Completed, Landlord will notify Tenant and within three business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Premises and identify any necessary touch-up work, repairs and minor completion items that are necessary for final completion of the Work. Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on punchlist items. Landlord shall use reasonable efforts to cause the contractor performing the Work to complete all punchlist items within 30 days after agreement thereon; however, Landlord shall not be obligated to engage overtime labor in order to complete such items.

                         8. Excess Costs. The entire cost of performing the Work
                 (including design of the Work and preparation of the Working Drawings, costs of construction labor and materials, electrical usage during construction, additional janitorial services, general tenant signage, related taxes and insurance costs, and the construction supervision fee referenced in Section 10 of this Exhibit, all of which costs are herein collectively called the "Total Construction Costs") in excess of the Construction Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies such drawings and itemizes  the  Total  Construction  Costs  and sets  forth  the
                 Construction Allowance, and (b) pay to Landlord 50% of the amount by which Total Construction Costs exceed the Construction Allowance. Upon Substantial Completion of the Work and before Tenant occupies the Premises to conduct business therein, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (1) the amount of the advance payment already made by Tenant, and (2) the amount of the Construction Allowance. In the event of default of payment of such excess costs, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default under the Lease.

                         9. Construction Allowance. Landlord shall provide to Tenant a construction allowance not to exceed $14.00 per rentable square foot in the Premises (the "Construction Allowance") to be applied toward the Total Construction Costs, as adjusted for any changes to the Work. The Construction Allowance shall not be disbursed to Tenant in cash, but shall be applied by Landlord to the payment of the Total Construction Costs, if, as, and when the cost of the Work is actually incurred and paid by Landlord. The Construction Allowance must be used within six months following the Commencement Date or shall be deemed forfeited with no further obligation by Landlord with respect thereto.

         10. Construction Management. Landlord or its Affiliate or agent shall supervise the Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Building and the Building's Systems. In consideration for Landlord's construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to three percent of the Total
11. Construction Renresentatives. Landlord's and Tenant's representatives for coordination of construction and approval of change orders will be as follows, provided that either party may change its representative upon written notice to the other: -

                               Jones Lang LaSalle

C/O Lisa Donovan

5910 N. Central Expressway, Suite 1130
Dallas, Texas 75206
Telephone:
Telecopy:

Tenant's Renresentative:
-----------------------
Institutional Equity Holdings, Inc.
do Mike Mosley
8214 Weschester, Suite 500
Dallas, Texas 75225
Telephone:
Telecopy:

12. Miscellaneous. To the extentnot inconsistent with this Exhibit, Section S.(a) and Section 21 of this Lease shall govern ------------- the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

     Tenant and coordinate the relationship between the Work, the Building and the Building's Systems. In consideration for Landlord's construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to three percent of the Total Construction Costs.

11. Construction Renresentatives. Landlord's and Tenant's representatives for coordination of construction and approval of change ---------------------------- orders will be as follows, provided that either party may change its representative upon written notice to the other:

                 Institutional Equity Holdings, Inc.
                 5910 N. Central Expressway, Suite 1480
                 Dallas, Texas 75206

Re: Lease  Agreement  (the  "Lease")  dated August 18, 1999,  between  PremPlace
Limited Partnership, a Delaware limited partnership ("Landlord"), and Institutional Equity Holdings, Inc., a Nevada corporation ("Tenant"). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.

                 Ladies and Gentlemen:

                          Landlord and Tenant agree as follows:

                          1. Condition of Premises. Tenant has accepted possession of the Premises pursuant to the Lease. Any improvements required by the tenns of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects except for the punchlist items described on Exhibit A hereto (the "Punchlist Items"), and except for such Punchlist Items, Landlord has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

          2. Commencement Date, The Commencement Date of the Lease is
                                  -----------------

3. Exniration Date. The Term is scheduled to expire on the last day of the month of the Term, which date ---------- ---- 6. Binding Effect: Governing Law. Except as modified hereby, the Lease shall remain in full effect and this ------- ------------------ --- letter shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail. This letter shall be governed by the laws of the state in which the Premises are located.

         Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

Agreed and accepted:
                                   Sincerely,

                               JONES LANG LASALLE

By:
                                      Name:

                                     Title:

                 INSTITUTIONAL EQUITY HOLDINGS, INC.,

                 a Nevada corporation

                 By :
                          Robert A. Shuey, III,
4.       Chief Executive Officer

                       FORM OF TENANT ESTOPPEL CERTIFICATE

                          The undersigned is the Tenant under the Lease (defined
                 below)  between_______________________  a ____________________, as Landlord, and the undersigned as Tenant, for the Premises on the ___________ floor(s) of the office building located at ____________________, __________ and commonly known as
                 ___________________________ and hereby certifies as follows:

                          1. The Lease consists of the original Lease  Agreement
                 dated as of ___________, 199 between Tenant and Landlord predecessor-in-interest] and the following amendments or modifications thereto (if none, please state "none"):

                 The documents listed above are herein collectively referred to as the "Lease" and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

                          3. The Term commenced on  __________________,  199 and
                 the Term expires, excluding any renewal options, on _____________________, 200, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

                          4. Tenant currently occupies the Premises described in
                 the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):

                          5. All monthly installments of Basic Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _________. The current monthly installment of Basic Rent is $

                          6. All  conditions  of the  Lease to be  performed  by
                 Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

7. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

         8. No rental has been paid more than 30 days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

         9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

         11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

         12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

         Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of                            , 199.
              ----------------------------


TENANT:

                                        a

By:
Name:.
Title:

                                     PARKING

Tenant shall use two reserved designated parking spaces and 19 undesignated parking spaces in the parking garage/area associated with the Building (the "Parking Area during the initial Term subject to such terms, conditions and regulations as are from time to time applicable to patrons of the Parking Area at no additional cost to Tenant. Tenant may, by delivering written notice of its election to do so, convert up to ten of the undesignated parking spaces in the Parking Area to reserved parking spaces in the Parking Area during the initial Term subject to such terms, conditions and regulations as are from time to time applicable to patrons of the Parking Area at a rate equal to $50.00 per reserved vehicular parldng space month (plus all applicable taxes). Subject to availability, Tenant may, by delivering written notice of its election to do so, convert additional undesignated parking spaces in the Parking Area to reserved parking spaces in the Parking Area during the initial Term at a rate equal to $50.00 per reserved vehicular parking space per month. If, for any reason, Landlord is unable to provide all or any portion of the parking spaces to which Tenant is entitled hereunder, then Tenant's obligation to pay for such spaces shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces

                                 RENEWAL OPTION

                          Provided  no Event of  Default  exists  and  Tenant is
                 occupying the entire Premises at the time of such election, Tenant may renew this Lease for one additional period of five years, by delivering written notice of the exercise thereof to Landlord not earlier than 12 months nor later than nine months before the expiration of the Term. On or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

                                  (a)     Basic Rent shall be adjusted to $24.00
per rentable square foot in the Premises;

                                  (b) Landlord shall provide a construction allowance of $4.00 per rentable square foot in the Premises to be applied toward tenant improvements, and Landlord shall not provide to Tenant any other allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements;

                                  (c)     Tenant shall have no further renewal
option unless expressly granted by Landlord in writing; and

                                  (d) Tenant  shall pay for the  parking  spaces
                          which it is entitled to use at the rates from time to time charged to patrons of the Parking Area and/or any other parking area associated with the Building during the extended Term (plus all applicable taxes).

                          Tenant's  rights  under this Exhibit  shall  terminate
                 if(l) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof, or (4) Landlord determines, in its sole but reasonable discretion, that Tenant's financial condition or creditworthiness has materially deteriorated since the date of this Lease Basic Rent shall be conditionally abated during the first 60 days of the Term. Commencing with the 61st day of the Term, Tenant shall make Basic Rent payments as otherwise provided in the Lease. Notwithstanding such abatement of Basic Rent (a) all other sums due under the Lease, including Additional Rent and Tenant's share of Taxes shall be payable as provided in the Lease, and (b) any increases in Basic Rent set forth in the Lease shall occur on the dates scheduled therefor.

         The abatement ofEasic Rent provided for in this Exhibit is conditioned upon Tenant's full and timely performance of all of its obligations under the Lease. If at any time during the Term an Event of Default by Tenant occurs, then the abatement of Basic Rent provided for in this Exhibit shall immediately become void, and Tenant shall promptly pay to Landlord, in addition to all other amounts due to Landlord under this Lease, the full amount of all Basic Rent herein abated.

                       SUBORDINATION, NON-DISTURBANCE AND

                              ATTORNMENT AGREEMENT

                          This  Subordination,   Non-Disturbance  and  Attomment
                 Agreement (this "AQreement"), is entered into as of August 18, 1999, by and between INSTITUTIONAL EQUITY HOLDINGS, INC., a Nevada corporation ("Tenant"), having an office at 5910 N. Central Expressway, Suite 1480, Dallas, Texas 75206, and BANKERS TRUST COMPANY (successor-in-interest to Bankers Trust Company of California, N.A. and together with its successors and assigns, "Lender"), as Trustee under that certain Trust and Servicing Agreement dated as of November 1, 1994, for Kidder Peabody Mortgage Acceptance Corp. I, Mortgage Pass-Through Certificates, Series 1994-C3, by and through GMAC Commercial Mortgage Corporation, its Master Servicer under said Pooling and Servicing Agreement, having an office at 650 Dresher Road, Horsham, Pennsylvania 19044.

                                  WITNIESSETH:

                          Lender is now the owner and  holder of a deed of trust
                 or mortgage (the "Mort~a~e"), covering, among other things, the real property commonly known and described as Premier Place, and further described on Exhibit A attached hereto and made a part hereof for all purposes, and the building and improvements thereon (collectively, the "Mort~a~ed Pronerty"), securing the payment of a loan (the "Loan") made by Lender to Landlord; and

                          Tenant  is the  owner  of  the  lessee's  or  tenant's
                 interest under that certain Lease Agreement dated August 18, 1999 (the "Lease"), by and between Tenant and PRIEMIPLACE
                 LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), as landlord, covering 7,059 square feet of rentable area (the "Premises") in the improvements constituting a part of the Mortgaged Property; and

                          Tenant and Lender  desire to enter into the  following
                 agreements with respect to the priority of the Lease and Mortgage; and

                          NOW,  THEREFORE,  for  and  in  consideration  of  the
                 premises and mutual covenants hereinafter set forth, Lender and Tenant hereby agree as follows:

                          1. Defined Terms.  Capitalized terms used herein but
not defmed herein shall have the meanings given to such terms
                             ------- -----
                 in the Lease.

                          2. Subordination. Tenant covenants and agrees with Lender that, except as hereinafter set forth, all of Tenant's rights, title and interest in and to the Mortgaged Property, the Premises, the Lease and the leasehold estate created thereunder are and shall be subject, subordinate and inferior to the lien and security interests of the Mortgage and to any and all increases, renewals, modifications, extensions and substitutions thereof.

                 3. Non-disturbance. In the event of any foreclosure under the Mortgage, or if conveyance or transfer of the Mortgaged Property shall be made in lieu of foreclosure (any such foreclosure or conveyance or transfer in lieu of foreclosure being herein collectively referred to as "Foreclosure"), then the Lease shall not be terminated as a result of such Foreclosure, but rather shall continue in full force and effect in accordance with the provisions thereof, and the rights of Tenant under the Lease shall not be interfered with or disturbed by any party owning the Mortgaged Properly or an interest therein as a result of such Foreclosure, or by such party's successors and assigns (any such party and its successors and assigns being herein called "Such Owner"); provided, that Such Owner shall not be (a) liable for any act or omission of, or subject to any rights or setoff, claims or defenses otherwise assertable by Tenant against, any prior owner of the Mortgaged Property (including, without limitation, Landlord), (b) obligated to complete the construction of any improvements under the Lease, (c) bound by any rents paid more than one month in advance to any prior owner, (d) liable for any security deposit not paid over to Such Owner by Landlord, or (e) bound by any modification, amendment, extension or cancellation of the Lease not consented to in writing by Lender; and further provided, that nothing herein shall negate the right of Such Owner to exercise the rights and remedies, including termination of the Lease, of Landlord under the Lease upon the occurrence of an Event of Default by Tenant under the Lease and in accordance therewith and as to any Event of Default by Tenant under the Lease existing at the time of Foreclosure, such Foreclosure shall not operate to waive or abate any action initiated by Landlord under the Lease to terminate the same on account of such Event of Default.

                          4. Attorument. Tenant agrees that in the event of Foreclosure, Tenant will attorn to Such Owner, and Tenant affirms its obligations under the Lease to Such Owner and agrees to pay all rentals and charges then due, or to become due, under the Lease to Such Owner, all without change in the terms or provisions of the Lease. Upon request by Such Owner or Tenant, Such Owner and Tenant shall execute and deliver an instrument or instruments confirming the non-disturbance and attomment herein provided for. Tenant agrees that, notwithstanding any contrary provisions of the Lease, the liability of Such Owner and any successor or assign of Such Owner shall be limited to his or its interest in the Mortgaged Property, and no other assets of Such Owner other than his or its interest in the Mortgaged Properly, shall be affected by reason of any liability which Such Owner or his or its successor in interest may have under the Lease.

                         5.       Notices.
                                  -------

                                  (a) Tenant  covenants  and agrees  with Lender
                 that Tenant shall send to Lender at the address set forth below a copy of any notice of default, notice of intention to terminate or notice of termination given by Tenant to Landlord under the Lease, and, in the case of a notice of default, Lender shall have the right to cure any such default on the part of Landlord within the same period granted to Landlord under the Lease. Tenant agrees to accept any such cure by Lender to the same extent as if such cure had been tendered or performed by Landlord.

                                  (b) All notices, demands,  requests,  consents
                 and approvals which may or are required to be given by either party to the owner under this Agreement shall be in writing and shall be deemed given, delivered and received either (1) when hand delivered (including by a recognized delivery service providing a receipt therefor) or when received pursuant to any delivery by telex, telefax, telecopier, telegram or overnight mail service, or (2) the next business day following the date deposited in the United States mail, certified or registered mail, postage prepaid, addressed in either case as follows:

                          If to Lender:   Bankers Trust Company

c/o GMAC Commercial Mortgage Corporation 650 Dresher Road
Horsham, Pennsylvania 19044

         Attention: Executive Vice President - Servicing Administration

 If to Tenant:                            Prior to the Term Commencement Date:
                                          -----------------------------------
                 Institutional Equity Holdings, Inc.
8214 Weschester, Suite 500
Dallas, Texas 75225
Attention: Mike Mosley or Robert Shuey, III

Telephone: _________________________ Telecopy: __________________________




After the Term Commencement Date:
----- --------------------- ----
Institutional Equity Holdings, Inc.
5910 N. Central Expressway, Suite 1480
Dallas, Texas 75206
Attention: Mike Mosley or Robert Shuey, Ill

Telephone: ____________________________ Telecopy: ___________________________




Each party may designate such other parties or addresses to which such notices may be sent by providing notice of the same in writing to the other party, effective 15 days from the date of such party or address change notice is given in accordance with this paragraph.

         6. Payment of Rents. If the Lender notifies the Tenant of a default under the Mortgage and demand is made that Tenant pay its rent and all other sums due under the Lease to Lender, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Lender or such other person as it is directed pursuant to such notice. In connection therewith, the Landlord, by its execution of this Agreement hereby acknowledges and agrees that in the event of a default under the Mortgage, the Tenant may pay all rents and all of the sums due under the Lease directly to the Lender or such other person upon such notice from the Lender that the Landlord is in default. If the Tenant shall make payments to the Lender or such other person following receipt of notice that the Landlord is in default, the Landlord hereby waives any claims against the Tenant for the amount of such payments made by the Tenant to the Lender or such other person.

         7. Landlord's Consent. Landlord is joining herein solely for the purpose of consenting hereto and agreeing that Tenant may rely upon any and all notices from Lender or Such Owner relating to the rights of Lender or Such Owner hereunder or under the Mortgage or any related assignment of leases in favor of Lender.

         8. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. Upon request by Such Owner or Tenant, Such Owner and Tenant shall execute and deliver an instrument or instruments further confirming the nondisturbance and attornment provided for in this Agreement.

9. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the state
                                  --------- ---
in which the Mortgaged Property is located.

         IN WITNESS WHEREOF, the parties day and year firm above written.

                                     TENANT:

hereto have caused this Agreement to be duly executed the


INSTITUTIONAL EQUITY HOLDINGS, INC.,
a Nevada corporation

By:
                                      Name:

                                     Title:

         Address: 5910 N. Central Expwy., Suite 1480 Dallas, Texas 75206


                        BANKERS TRUST COMPANY, as Trustee
                     By: GMAC COMMERCIAL MORTGAGE CORP., as
                                 Master Servicer

                                      By:.

                                      Name:

                                     Title:

                                 118 Welsh Road
                                Horsham, PA 19044
                         Attention: KPAC 1994 - C3 (QRP)

         The foregoing Paragraph 7 thereof.

LANDLORD:

Agreement is hereby consented and agreed to by the undersigned as set forth in PREMPLACE LIMITED PARTNERSHIP

By:      New Premplace Corp., its general partner

                                       By:

                                      Name:

                                     Title:

COMMONWEALTH OF PENNSYLVANIA                    ss.
                                                  ss.
COUNTY OF MONTGOMERY                            ss.
Notary Public in and for the State of. My Commission Expires:

         This instrument was acknowledged before me on ______________, 1999, by _____________________ ___________ Vice President of GMAC Commercial Mortgage Corporation, a California corporation, in its capacity as Master Servicer for ________________________, on behalf of said corporation.

                                                 Notary Public in and for the
                                                 Commonwealth of Pennsylvania
                                                 My Commission Expires:

March 3. 2000




Mr. Michael Vinez
Institutional Equity Corporation
5910 North Central Expressway

Suite 1480
Dallas, Texas 75206


Dear Michael:


Enclosed please find one (1) copy of the final Tenant Improvement Tracking Sheet for the Iiistitutional Equity project that itemizes the cost for Construction, Space Plans, Engineering, and Management Fees. As shown, the remaining balance is $17,145.60.

Upon review and approval please forward a check to BT-PREMIPLACE at 5910 N. Central Expressway, Suite 1130, Dallas, Texas 75206 by March 10 2000.

In addition, I have not received the Acceptance of Premises or the Estoppel Certificate that was delivered to your office in January. Please forward this pertinent information with the construction check to may attention for the Landlord file. After both Exhibits have been fully executed 1 will return one to you for your records.

Should you have any questions please contact me at 214-891-6863.

Very trul yours,



Lori Sexton
Assistant General Manager
Leasing and Management

Jones Lang LaSalle Americas, Inc.

[GRAPHIC OMITTED][GRAPHIC OMITTED]

             ------------------------------------------------------------------
             ARCHON GROUP, L.P.
 ------------------------------------------------

             -----------------------------------------------------------------
             ITenant Improvements - Payment Requests Tracking Sheet

             -----------------------------------------------------------------
             Portfolio:   ARCHON GROUP, L.P. Tenant Name:  INSTITUTIONAL EQUITY
             ----------------------------------------------------------------
             -----------------------------------------------------------------
             Asset Number:   Suite Number:     1480
             ------------------------------------------------------------------
             ------------------------------------------------------------------
             Property Name:    PREMIER PLACE   Request Date:     03-Mar-DO
             -----------------------------------------------------------------
             -----------------------------------------------------------------
             Property Manager: LORI SEXTON       General   Dennehy & Associates
             ------------------------------------------------------------------
             ------------------------------------------------------------------
             Asset Manager:

             -----------------------------------------------------------------
             ----------------------------------------------------------------
                CommentsCheck Request Attached?      YES
             1.1. ALLOWANCE 7,509 rsf x $14.00=
             Invoice Copies Attached?            YES               $ 105,126.OO
             Lein Waivers Attached?              NO
             ----------------------------------------------------------------- -
             ----------------------------------------------------------------- -
             W-9 Attached?                 NO (Old Vendor)
             ---------------------------------------------------


             -------------------------------------------------------------
               Description Invoice Amount Tenant Balance Remaining

                                     Overage

             -------------------------------------------------------------
                                                                                                   $             105,126.00
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Interprise                              40443 09/03/$9            75.00                $          105,051,00
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Interprise                              41391 11/03/$9         5,729.76                $              99,321.24
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Schmidt&Stacy                           15903dt 11/0$/99       2,134.69                $              97,156.55
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Interprise                              41699 11/29/$9           289.20                $              96,897.35
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Dennehy                                  4188 11/29/$9       102,830.00                $              (5,932.65)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Dennehy                                  5009 12/28/$9          1219.00                $              (7,151.65)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Dennehy                                  5017 01/06/$000      11,561.00                $             (18,712.65)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Interprise                               42172 01/06$2000      1,260.66                $             (19,973.31)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             B.J. Glass                              43 01/18    $        291.33                    $        (20,264.64)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Credit for abandoned cable                          $                                  $        (19,014.64)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Change order - Dennehy Add Bun Warmer               $        766.00                    $        (19,780.64)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Change order - Dennehy Misc Electrical              $        337.00  $                 $        (20,117.64)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
             Management Fees                                     $         6,262.18                 $       (26,379.82)
             -------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------------
                                                                Less Check Paid                       $         9,234.22
                                                                ----------------------------------------------------------
                                                                ----------------------------------------------------------
                                                                Balance amount Payable                $          (17,145.60)
             -------------------------------------------------------------------------------------------------------------
